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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2020

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MEDLEY MANAGEMENT INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-36638	47-1130638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
280 Park Avenue, 6th Floor East
New York, New York 10017
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 759-0777
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	MDLY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 8.01. Other Events.

On November 18, 2020, the board of directors of Medley Capital Corporation (“MCC”), a business development company currently managed and advised by MCC Advisors LLC, an affiliate of Medley Management Inc. (the “Company”), approved the adoption of an internalized management structure for MCC effective January 1, 2021.  As a result of the implementation of MCC’s new management structure, the current Investment Management and Administration Agreements between MCC Advisors LLC and MCC will expire in accordance with their respective terms on December 31, 2020.  The Company’s investment advisory relationship with MCC represented approximately 18%, 25% and 29% of the Company’s total management fees for the nine months ended September 30, 2020 and years ended December 31, 2019 and 2018, respectively. As of September 30, 2020, MCC represented approximately 9% of the Company’s AUM and 18% of the Company’s fee earning AUM. AUM refers to the assets of the Company’s funds, which represents the sum of the NAV of such funds, the drawn and undrawn debt (at the fund level, including amounts subject to restrictions) and uncalled committed capital (including commitments to funds that have yet to commence their investment periods). Fee earning AUM refer to the assets under management on which the Company directly earns base management fees.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDLEY MANAGEMENT INC.
By:	/s/ Richard T. Allorto, Jr.
	Name:	Richard T. Allorto, Jr.
	Title:	Chief Financial Officer

Date: November 24, 2020